                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         Each of the undersigned directors or officers, or both, of Instinet Group LLC, a limited liability company organized under the laws of Delaware (the "company") and, following the conversion of the company into a Delaware corporation pursuant to Section 18-216 of the Delaware General Corporation Law (the "Successor Company" and, together with the company, "Instinet"), of the Successor Company, which proposes to file with the U.S. Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 and any other applicable form prescribed by the SEC for the registration under the Securities Act of the initial public offering (the "Offering") of the common stock of Instinet, hereby constitutes and appoints Mark Nienstedt and Paul A. Merolla, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his behalf, in any and all capacities, to sign such registration statement on Form S-1, or such other form as may be recommended by counsel, and any registration statement pursuant to Rule 462(b) under the Act relating to the Offering, and any and all amendments (including post-effective amendments) and other documents relating thereto, and to file on behalf of Instinet such registration statement on Form S-1, or such other form as may be recommended by counsel, and any such registration statement pursuant to Rule 462(b), and amendments (including post-effective amendments) with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he or she might or could do in person as a director of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

           SIGNATURE                                         TITLE

    /s/ ANDRE R. H. VILLENEUVE          Chairman of the Board of Directors
------------------------------------

    /s/ DOUGLAS M. ATKIN
------------------------------------    Director

    /s/ PETER M. JOB
------------------------------------    Director

    /s/ THOMAS H. GLOCER
------------------------------------    Director

    /s/ IAN STRACHAN
------------------------------------    Director

    /s/ MARK NIENSTEDT
------------------------------------    Director

    /s/ RUPERT BARCLAY
------------------------------------    Director


Dated:  February 7, 2001
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                               POWER OF ATTORNEY

         Each of the undersigned directors or officers, or both, of Instinet Group Incorporated, a Delaware corporation ("Instinet"), which proposes to file with the U.S. Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 and any other applicable form prescribed by the SEC for the registration under the Securities Act of the initial public offering (the "Offering") of the common stock of Instinet, hereby constitutes and appoints Mark Nienstedt and Paul A. Merolla, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his behalf, in any and all capacities, to sign such registration statement on Form S-1, or such other form as may be recommended by counsel, and any registration statement pursuant to Rule 462(b) under the Act relating to the Offering, and any and all amendments (including post-effective amendments) and other documents relating thereto, and to file on behalf of Instinet such registration statement on Form S-1, or such other form as may be recommended by counsel, and any such registration statement pursuant to Rule 462(b), and amendments (including post-effective amendments) with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he or she might or could do in person as a director of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

           SIGNATURE                                         TITLE

    /s/                                 Chairman of the Board of Directors
------------------------------------

    /s/
------------------------------------    Director

    /s/
------------------------------------    Director

    /s/
------------------------------------    Director

    /s/
------------------------------------    Director

    /s/
------------------------------------    Director

    /s/
------------------------------------    Director

    /s/  JOHN KASICH
------------------------------------    Director

Dated: MAY 15, 2001